UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

CA, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This Schedule 14A filing consists of the following communication relating to the proposed acquisition of CA, Inc. (“CA”) by Broadcom Inc. (“Broadcom”), a Delaware corporation, and Collie Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Broadcom (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated July 11, 2018, by and among CA, Broadcom and Merger Sub:

CA Employee Town Hall Presentation by the CEO of Broadcom, first used or made available on July 26, 2018

Broadcom / CA Technologies

Cautionary Note Regarding Forward-Looking Statements This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom and CA. These statements include, but are not limited to, statements regarding the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, and management plans relating to the proposed transaction, and statements that address each company’s expected future business and financial performance and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom and CA (as the case may be), as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of each company’s and each company’s management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.   Those risks, uncertainties and assumptions include: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Broadcom’s and CA’s business and the price of the common stock of Broadcom and CA; the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of CA and the receipt of certain regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the proposed transaction on Broadcom’s and CA’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; risks related to diverting management’s attention from ongoing business operations; the outcome of any legal proceedings that may be instituted related to the Merger Agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to CA’s business after completion of the proposed transaction; and other risks described in CA’s filings and Broadcom’s and its predecessors’ filings with the United States Securities and Exchange Commission, such as Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.   Other particular uncertainties that could materially affect future results include risks associated with: any loss of Broadcom’s or CA’s significant customers and fluctuations in the timing and volume of significant customer demand; Broadcom’s dependence on contract manufacturing and outsourced supply chain; Broadcom’s dependency on a limited number of suppliers; any other acquisitions Broadcom may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired companies with Broadcom’s existing businesses and Broadcom’s ability to achieve the benefits, growth prospects and synergies expected by such acquisitions; Broadcom’s ability to accurately estimate customers’ demand and adjust its manufacturing and supply chain accordingly; Broadcom’s significant indebtedness, including the additional significant indebtedness that Broadcom expects to incur in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; dependence on a small number of markets and the rate of growth in these markets; dependence on and risks associated with distributors of Broadcom products; dependence on senior management; quarterly and annual fluctuations in operating results; global economic conditions and concerns; the amount and frequency of Broadcom stock repurchases; cyclicality in the semiconductor or enterprise software industry or in target markets; Broadcom’s competitive performance and ability to continue achieving design wins with its customers, as well as the timing of any design wins; prolonged disruptions of Broadcom’s or its contract manufacturers’ manufacturing facilities or other significant operations; Broadcom’s ability to improve its manufacturing efficiency and quality; Broadcom’s dependence on outsourced service providers for certain key business services and their ability to execute to Broadcom’s requirements; Broadcom’s ability to maintain or improve gross margin; each of Broadcom’s and CA’s ability to protect its respective intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; Broadcom’s and CA’s ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which Broadcom’s and CA’s products are designed; Broadcom’s overall cash tax costs, legislation that may impact its overall cash tax costs and its ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.   Forward-looking statements speak only as of the date of this communication. Neither Broadcom nor CA undertake any intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this communication, whether as a result of new information, future events or otherwise, except as required by law.   Additional Information and Where to Find It This communication is being made in respect of the proposed transaction involving CA and Broadcom. In connection with the proposed transaction, CA intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, CA will mail the definitive proxy statement and a proxy card to each stockholder of CA entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that CA may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF CA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT CA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CA AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by CA with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at CA’s website (http://www.ca.com) or by contacting CA’s Investor Relations at traci.tsuchiguchi@ca.com.   Participants in the Solicitation CA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from CA’s stockholders with respect to the proposed transaction. Information about CA’s directors and executive officers and their ownership of CA’s common stock is set forth in CA’s proxy statement on Schedule 14A filed with the SEC on June 29, 2018, and CA’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the SEC on May 9, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction. Important Information

One of the industry’s broadest IP portfolios with ~21,000 patents 20 leading franchises in their markets ~75% of all employees are world-class engineers FY17 net revenue of $17.7B* $3.3B investment in R&D in FY17 Broadcom at a Glance * FY17 Non-GAAP revenue for Broadcom Limited. 2

Longhaul Transport Core Routing Access/Metro Base Stations Subscriber Data Center Residential Enterprise/Business Handsets Coherent Receiver Campus Switch RF Front End Core Routing Set-top Box Wi-Fi Router Digital Front End DSL/PON/ Cable Modem 99.9% of All Internet Traffic Crosses at Least One Broadcom Chip Edge Router Switch Transceiver Enterprise Storage Connecting Everything® Source: Broadcom internal estimate 3

($ in billions) Financial Snapshot Source: Broadcom data FY13-15 represents Avago Technologies Limited historical results. FY16 represents combined full year Avago Technologies Limited results and contributions from acquired Broadcom Corporation business with effect from 2/1/16. FY2017 represents Broadcom Limited historical results. 4

Heritage of Technology IPO 1961 1981 1996 1999 2002 2005 2007 2009 2014 2016 1991 2017 1995 2018 5

Building a Leading Infrastructure Technology Platform

Consolidated Connectivity Solutions | Future Growth

TAM:~$60B[(1)] **~$200B**[(2)]



4%
96%
2013
30%
70%
2018
Additional Mission Critical Technology Solutions TAM
2019 & Beyond

Source: Gartner, Broadcom and CA filings.
Non-GAAP data excludes, where applicable, stock-based compensation, amortization of acquisition-related intangible assets, restructuring charges, discontinued operations and loss on extinguishment of debt.
(1) 2013 TAM calculated as the total market per Gartner for: ASIC – Wired, ASIC – Data Processing, ASSP-Wireless, RF Transistors, RF Diodes, Amplifier/Comparator, and total Optoelectronics less consumer and less image sensors.
(2) Semiconductor TAM as described in FN2. Additional Mission Critical Technology Solutions TAM calculated as the total market per Gartner for: Application Development, Application Infrastructure and Middleware, Data Integration and Data Quality Tools, Data Management Systems, IT Operations, Security and Storage Management.

© 2018 Broadcom. All Rights Reserved. "Broadcom" refers to Broadcom Inc. and its subsidiaries.

BROADCOM 6

Core Company Values Differentiate with great technology 1 Focus on business Lean and flat organization Attractive compensation 2 3 4

Q&A 8